Exhibit 99.1

[GRAPHIC OMITTED]                                               [LOGO] Endurance

--------------------------------------------------------------------------------
Endurance Specialty Holdings Ltd.
Wachovia Securities' Fourteenth Annual Nantucket Conference
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June 23rd, 2004

Forward Looking Statements

Statements contained in this presentation that are not based on current or historical fact are forward-looking in nature. Such forward-looking statements are based on current plans, estimates and expectations and are made pursuant to the Private Securities Litigation Reform Act of 1995. Forward-looking statements are based on known and unknown risks, assumptions, uncertainties and other factors. The Company's actual results, performance, or achievements may differ materially from any future results, performance, or achievements expressed or implied by such forward-looking statements. The Company undertakes no obligation to publicly update or revise any forward-looking statement.


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

                                    Overview
                           --------------------------


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

What We Have Achieved

      > Established one of the leading insurance/reinsurance markets in the industry in two years

            o     Bermuda-based insurance products

            o     Property catastrophe reinsurance

            o     U.S. working layer reinsurance

      >     Management team with strong execution skills

            o     Understands the key drivers of financial performance

            o     Demonstrated ability to build profitable lines of business

            o     Strong transaction and capital management experience

      > Company generated 17% growth in book value in 2003 and is positioned to generate 15%+ growth in book value throughout the P&C cycle


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

What We Have Achieved (cont'd)

      >     Exceeded all financial objectives

            o     $1.6 billion in gross premiums

            o     $3.5 billion in assets

            o     $1.6 billion in shareholders' equity

            o     $263 million in net income

            o     2003 earnings beat estimates by 54%

      >     Developed strong, technical, underwriting based culture

      >     Built strong systems, controls, and infrastructure

      >     Successfully executed two acquisitions

      >     One of handful of companies to be upgraded by A.M. Best in 2003

                                [GRAPHIC OMITTED]

              Proven track record of significant shareholder value
                                    creation


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Our Value Creation Levers

      > Specialist underwriting driven culture built around deep infrastructure, intellectual capital and technical skills

            o     "Stock Picking versus Index Tracking"

      > Portfolio approach achieves capital efficiency and lower volatility of results

      >     Scaleable systems

      >     Proactively allocate capital by line of business to maximize return

                                [GRAPHIC OMITTED]

                          Focus on profit, not revenue


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                             Underwriting & Strategy
                           --------------------------


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

Underwriting Philosophy

      >     Strategy

            o Identify business segments with sufficient opportunities to apply expertise

            o Only underwrite those risks that are susceptible to underwriting and actuarial analysis

            o Reallocate capital as different businesses become relatively less attractive

      >     Culture

            o Understand the risk correlations within each segment and across portfolio to determine required margins

            o     Identify risks within each segment that meet return thresholds

            o Apply technical resources at the front end to evaluate and select business

      >     Control

            o     Focus on target returns, not premiums

            o     Monitor underwriting decisions on a live basis

            o     Monitor emergence of results to corroborate assumptions

                               [GRAPHIC OMITTED]

                   Philosophy that is disciplined, consistent
                       and embraced by underwriting teams


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The Platforms and Business Lines

------------------------------------------------------------------------------------------------------------------------------
        Endurance Specialty                            Endurance Reinsurance                      Endurance Worldwide
           Insurance Ltd.                              Corporation of America                      Insurance Limited
             (Bermuda)                                        (U.S.)                                     (U.K.)
------------------------------------------------------------------------------------------------------------------------------
Severity Driven Risks                             Frequency Driven Risks                 Non-U.S. Risks

o  Property-Cat & Per Risk Treaty                 o  Property Reinsurance                o  Non-North American Property Treaty

o  Severity Driven Casualty Treaty                o  Casualty Reinsurance                o  European Direct Property

o  Excess Casualty                                --------------------------------       -------------------------------------

o  Professional Liability / E&O                   o  Underwriters: 25                    o  Underwriters: 16

o  Healthcare                                     o  Actuaries and Cat modelers: 8       o  Actuaries and Cat modelers: 3

o  Aviation                                       o  Total Staff: 90                     o  Total Staff: 36

o  North American Direct Property

----------------------------------

o  Underwriters: 62

o  Actuaries and Cat modelers: 17

o  Total Staff: 119

 [THE FOLLOWING TABLES WERE REPRESENTED BY PIE CHARTS IN THE PRINTED MATERIAL.]

  Risk Exposure: 2003 GPW = $1,602M        Lines of Business: 2003 GPW = $1,602M

  Property           50%                   Reinsurance        75%
  Casualty           40%                   Insurance          25%
  Other Specialty    10%


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Underwriting - Summary Results

------------------------------------------------------------------------------------------------------------------------
($ in thousands)              Property                  Property                  Casualty    Aerospace
                              Per Risk     Property    Individual    Casualty    Individual   and Other
                               Treaty     Catastrophe     Risk        Treaty        Risk      Specialty       Total
------------------------------------------------------------------------------------------------------------------------
Q1 2004 Underwriting Results
----------------------------
Gross Written Premiums         $206,413     $128,538     $29,534     $187,178     $ 50,091     $118,877     $  720,631
Net Earned Premiums             118,125       53,373      22,855      106,055       54,675       60,743        415,826

Unearned Prem. Reserves         366,615      120,538      53,929      305,397       99,093      183,530      1,129,102

GAAP Combined Ratio                83.6%        27.0%       48.8%        99.5%        88.8%       100.1%          81.6%
Stat. Combined Ratio               81.5         21.9        47.1         92.3         89.6         95.4           77.8

2003 Underwriting Results
-------------------------
Gross Written Premiums         $469,290     $183,594     $85,863     $390,265     $214,392     $258,593     $1,601,997
Net Earned Premiums             296,551      174,158      65,408      284,843      173,266      179,721      1,173,947

GAAP Combined Ratio                93.9%        38.5%       58.6%        97.5%        89.1%        99.5%          84.7%
Stat. Combined Ratio               91.2         37.7        56.7         95.7         87.8         98.2           83.5

2002 Underwriting Results
-------------------------
Gross Written Premiums         $168,054     $178,120     $62,934     $203,566     $106,903     $ 79,183     $  798,760
Net Earned Premiums              59,453      114,823      33,907       84,355       44,292       32,659        369,489

GAAP Combined Ratio               102.1%        61.7%       60.8%       106.0%       100.8%        98.8%          86.2%
Stat. Combined Ratio               92.3         59.5        56.3         98.6         92.1         90.3           80.8


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Price Monitoring

               Review of Expected Underwriting Ratios by Quarter
                                Direct - Property

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                                         Underwriting Ratio
                                  -------------------------------
                                     U/W Ratio -     U/W Ratio -
                                   Price Monitor    Price Monitor
     Quarter of Inception            [Actual]        [Smoothed]
-----------------------------------------------------------------
             Q1-02                     53%              45%
             Q2-02                     48%              48%
             Q3-02                     51%              51%
             Q4-02                     58%              54%
             Q1-03                     64%              58%
             Q2-03                     70%              61%
             Q3-03                     67%              64%
             Q4-03                     73%              67%
             Q1-04                     75%              70%

                Review of Expected Underwriting Ratios by Quarter
                            Direct - Excess Casualty

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                                        Underwriting Ratio
                                 -------------------------------
                                    U/W Ratio -     U/W Ratio -
                                  Price Monitor    Price Monitor
     Quarter of Inception           [Actual]        [Smoothed]
----------------------------------------------------------------
             Q1-02                     79%              88%
             Q2-02                    100%              84%
             Q3-02                     75%              81%
             Q4-02                    103%              78%
             Q1-03                     47%              75%
             Q2-03                     77%              72%
             Q3-03                     59%              69%
             Q4-03                     86%              66%
             Q1-04                     41%              63%


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

Risk Exposures

                        SEC Segment & Subs. Distribution
                            2003 Premiums = $1,602 mm

  [THE FOLLOWING TABLE WAS REPRESENTED BY PIE CHARTS IN THE PRINTED MATERIAL.]

Property Per Risk                       30%
Property Cat                            11%
Casualty Treaty                         25%
Property Individual Risk                 5%
Casualty Individual Risk                13%
Aero & Other Specialty                  16%

Bermuda                                 48%
U.S.                                    48%
U.K.                                     4%

                           Major Lines & Distribution*
                            2003 Premiums = $1,602 mm

  [THE FOLLOWING TABLE WAS REPRESENTED BY PIE CHARTS IN THE PRINTED MATERIAL.]

Property Risk Per Treaty                30%
Property Cat                            11%
Casualty/WC Cat                          2%
D&O/E&O                                  5%
Personal Auto                            4%
Other Casualty                          13%
Property Individual Risk                 5%
Aerospace                                9%
XGL                                      5%
Prof. Lines                              2%
HPL                                      6%
Other                                    8%

Aon                                     29%
Marsh                                   27%
Willis                                  21%
Other                                   23%


* Broker distribution chart excludes $400 million of gross premiums acquired from HartRe.


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

Risk Review - Portfolio Expected Risk Curve

                     Endurance - Underwriting Income Curve
                 ----------------------------------------------
                       In-Force Portfolio at January 2004

  [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                                  Probability

                                                                       Expected
                                                                        Result
U/W Ratio   U/W Ratio   U/W Ratio   U/W Ratio   U/W Ratio   U/W Ratio   $312 M
 138.9%      130.5%       120.0%      113.9%      105.9%      95.6%     Profit

1-in-500     1-in-250     1-in-100  1-in-50      1-in-25     1-in-10
 Year          Year         Year      Year         Year        Year
$692 M        $541 M       $364 M    $243 M      $103 M       $75 M
 Loss          Loss         Loss      Loss        Loss        Profit

                Underwriting Income - Amounts in Millions of USD


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                                Financial Review
                         ------------------------------


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Summary Financial Performance

--------------------------------------------------------------------------------------------
($ in thousands)
                               Year Ended          Year Ended          %     Quarter Ended
Income Statement            December 31, 2002  December 31, 2003    Change   March 31, 2004
--------------------------------------------------------------------------------------------
Gross Written Premiums           $  798,760        $1,601,997        101%      $  720,631
Net Earned Premiums                 369,489         1,173,947        218          415,826
Operating income                     93,024           247,938        167           98,685

 Combined Ratio                        86.2%             84.7%                       81.6%

 Operating ROAE                         7.8%             17.3%                        5.8%

--------------------------------------------------------------------------------------------
Balance Sheet
--------------------------------------------------------------------------------------------
Total Investments and Cash       $1,663,249        $2,674,232         61%      $2,980,915
Reserve for Losses & Loss Exp.      200,840           833,158        315        1,019,318
Reserve for Unearned Premiums       403,305           824,685        105        1,129,102
Total Shareholders' Equity        1,217,500         1,644,815         35        1,763,103

  Debt / Total Capitalization          13.6%              5.9%                        5.5%


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Increasing Operating Leverage

                   Annualized Quarterly Operating Leverage (a)
                  ---------------------------------------------

   [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                        1Q 2003                 0.56x
                        2Q 2003                 0.78x
                        3Q 2003                 0.86x
                        4Q 2003                 0.89x
                        1Q 2004                 0.98x

                        Quarterly Investment Leverage (b)
                  ---------------------------------------------

   [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                        1Q 2003                 1.27x
                        2Q 2003                 1.34x
                        3Q 2003                 1.46x
                        4Q 2003                 1.55x
                        1Q 2004                 1.63x

(a) Operating leverage is calculated by dividing quarterly net premiums earned by quarterly average equity.

(b) Investment leverage is calculated by dividing quarterly average invested assets by quarterly average equity.


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Achieving Our Targets

2004 ROE Component Build-Up               Operating Assumptions
---------------------------       ------------------------------------------
    [BAR CHART OMITTED]

     15.5%      17.5%             Mid to High Teens Returns

      5.5%       5.5%             1.5:1.0 Investment Leverage at 3.70% yield

     10.0%      12.0%             1.0:1.0 Operating Leverage
   --------   --------
     90.0%      88.0%
   Combined   Combined
     Ratio      Ratio

Unlevered Return On Capital


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Capital Management Strategy

      >     Executed several value enhancing transactions

            o $100 million Zurich stock and warrant buyback at $17.50 per share

            o     $20 million share repurchase of TIAA-CREF at $27.06 per share

            o     $65 million share repurchase of Lightyear at $31.78 per share

            o     $2 million share repurchase authorization

      >     Significant financial flexibility with $500 million credit facility

      >     Understand levers of capital optimization

            o     Currently holding AAA level RBC

            o     6% debt to capital versus 15% to 20% target

            o     All capital utilization measured against returning capital

      >     Return of capital analysis conducted with two to three year payback

            o Analysis favors dividends when stock trades above 1.3x to 1.4x book


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Significant Acquisition Experience

      >     Strategy

            o Accelerated strategic development in property cat and US reinsurance

            o     High degree of selectivity. 250+ acquisition opportunities.

            o     Heavy upfront due diligence.

            o     No legacy issues

      >     Fully integrated within 30 days both people and systems

      >     Financially attractive

            o     LaSalle property cat portfolio, 24% accretive to 2002 EPS

            o     Hart Re portfolio acquisition, 12% accretive to 2003 EPS

      >     Minimal use of outside advisors


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                                   Conclusion
                      ------------------------------------


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

Conclusion

      >     Exceeded all strategic and financial objectives

      >     Built strong, technical, underwriting based culture

      >     Created robust controls, systems, and infrastructure

      > Value enhancement through capital management and enhancing acquisitions

      > Committed to generating 15%+ growth in book value throughout the cycle

      > Demonstrated ability to create significant shareholder value with significant future upside


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